------------------------------------------------------------------------------




                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 30, 2000



                              THE PROVIDENT BANK
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Ohio                      333-95263             31-0412725
----------------------------    ----------------       ------------------
(State or Other Jurisdiction    (Commission File      (I.R.S. Employer
      of Incorporation)               Number)          Identification No.)

               One East Fourth Street
                  Cincinnati, Ohio                    45202
           ------------------------------      -------------------
               (Address of Principal                (Zip Code)
                 Executive Offices)



       Registrant's telephone number, including area code (513) 579-2000
                                                          ----- --------







------------------------------------------------------------------------------

Item 5.  Other Events.
----------------------

     On June 30, 2000, Provident Bank Home Equity Loan Trust 2000-2 issued the Class A-1, Class A-2 Certificates pursuant to a Prospectus dated February 7, 2000 and a Prospectus Supplement dated June 22, 2000. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2000, between The Provident Bank as seller and master servicer and Norwest Bank Minnesota, National Association, as Trustee attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
--------------------------------------------------

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1       Pooling and Servicing Agreement dated as of June 1, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PROVIDENT BANK



                                        By:  /s/ Kevin M. Shea
                                            -----------------------
                                            Name:  Kevin M. Shea
                                            Title: Vice President



Dated:  August 10, 2000

                                 Exhibit Index
                                 -------------

Exhibit                                                               Page
-------                                                               ----

99.1      Pooling and Servicing Agreement...............................6

                                 EXHIBIT 99.1